UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2017

KILROY REALTY CORPORATION

KILROY REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation) Delaware (Kilroy Realty, L.P.)	001-12675 (Kilroy Realty Corporation) 000-54005 (Kilroy Realty, L.P.)	95-4598246 (Kilroy Realty Corporation) 95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200 Los Angeles, California		90064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On January 10, 2017, Kilroy Realty Corporation (the “Company”) issued a press release announcing the closing of its previously announced public offering of its common stock, par value $0.01 per share, and the exercise by the underwriters of their option to purchase additional shares of common stock in full. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 8.01	OTHER EVENTS

Underwriting Agreement

On January 4, 2017, the Company and Kilroy Realty, L.P. entered into an underwriting agreement (referred to herein as the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, pursuant to which the Company agreed to issue and sell 3,850,000 shares of its common stock, plus up to an additional 577,500 shares of common stock if the underwriters exercise their option to purchase additional shares of common stock in full. On January 10, 2017, the Company issued and sold 4,427,500 shares of its common stock to the underwriters pursuant to the Underwriting Agreement, including 577,500 shares issued and sold to the underwriters upon the exercise of their option to purchase additional shares in full. Net proceeds to the Company were approximately $308.8 million (after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company). A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The opinion of Ballard Spahr LLP with respect to the validity of the shares sold in this offering is filed herewith as Exhibit 5.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

1.1*	Underwriting Agreement dated January 4, 2017, among Kilroy Realty Corporation, Kilroy Realty, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein

5.1*	Opinion of Ballard Spahr LLP

23.1*	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto)

99.1**	Press release dated January 10, 2017 issued by Kilroy Realty Corporation

*	Filed herewith
**	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: January 10, 2017

	By:	/s/ Heidi R. Roth
Heidi R. Roth
Executive Vice President, Chief Accounting Officer and Controller

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty, L.P.
Date: January 10, 2017

	By:	Kilroy Realty Corporation, Its general partner

	By:	/s/ Heidi R. Roth
Heidi R. Roth
Executive Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

1.1*	Underwriting Agreement dated January 4, 2017, among Kilroy Realty Corporation, Kilroy Realty, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein

5.1*	Opinion of Ballard Spahr LLP

23.1*	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto)

99.1**	Press release dated January 10, 2017 issued by Kilroy Realty Corporation

*	Filed herewith
**	Furnished herewith